                                                                   EXHIBIT 10.25


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                         SECURITIES PURCHASE AGREEMENT

                                     Among

                        SATCON TECHNOLOGY CORPORATION,

                                      and

                      THE PURCHASERS LISTED ON SCHEDULE I


                          Dated as of August 25, 1999




================================================================================

                         SECURITIES PURCHASE AGREEMENT


          THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of
                                                    ---------
August 25, 1999, among SatCon Technology Corporation, a Delaware corporation (the "Company"), and the various purchasers identified and listed on Schedule I
      -------
hereto (each referred to herein as a "Purchaser" and, collectively, the
                                      ---------
"Purchasers.")
-----------

          WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under Section 4(2) of the
                                         ----------
Securities Act of 1933, as amended (the "Securities Act");
                                         --------------

          WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell 10,000 shares of the Company's Series A Convertible Redeemable Preferred Stock, par value $0.01 per share, liquidation value $1,000 per share (the "Preferred Stock" or "Securities"), in the form of Exhibit A annexed hereto, and stock purchase warrants (the
            ---------
"Warrants") to purchase up to 675,000 shares of the Company's common stock, par
 --------
value $.01 per share (the "Common Stock"), in the form of Exhibit B annexed
                           ------------                   ---------
hereto; and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, the Purchasers desire to acquire from the Company, 8,000 shares of the Preferred Stock at an aggregate purchase price of $8,000,000 and Warrants to purchase up to 675,000 shares of the Company's Common Stock; and

          WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form of Exhibit C attached hereto (the
                                       ---------
"Registration Rights Agreement") pursuant to which the Company has agreed to
------------------------------
provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws; and

          NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:


                                   ARTICLE I.

                PURCHASE AND SALE OF THE SECURITIES AND WARRANTS

     1.1     Purchase and Sale. Subject to the terms and conditions set forth
     ---     -----------------
herein, the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, on the Closing Date, the shares of Preferred Stock as set forth on Schedule I and a Warrant or
                                              ----------
Warrants exercisable for the amount of Common Stock as set forth on Schedule I
                                                                    ----------
for such Purchaser. The aggregate purchase price of the shares of Preferred Stock purchased by the Purchasers shall be $8,000,000 and the aggregate number of Common Stock for which the Warrant or Warrants will be exercisable shall be 675,000 shares of Common

Stock. The Preferred Stock shall have the respective rights, preferences and privileges set forth in the Certificate of Designation of Series and a Statement of Variations of Relative Rights, Preferences and Limitations (the "Certificate
                                                                    -----------
of Designation"), the form of which is attached hereto as Exhibit A, which shall
--------------
be approved by the Purchasers and the Company's Board of Directors and filed on or prior to the Closing by the Company with the Secretary of State of Delaware.

     1.2     Closings.
     ---     --------

             a.        The Closing.  The closing of the purchase and sale of the
             --        -----------
Securities and Warrants (the "Closing") shall take place at the offices of Akin,
                              -------
Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or by transmission by facsimile and overnight courier, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in
Section 4.1 have been satisfied or waived by the appropriate party (the "Closing
                                                                         -------
Date").  At the Closing:
----

             (i) Each Purchaser shall deliver, as directed by the Company, its portion of the purchase price as set forth next to its name on Schedule I in
                                                               ----------
United States dollars in immediately available funds to an account or accounts designated in writing by the Company;

             (ii) The Company shall deliver to each Purchaser a certificate evidencing the number of shares of Preferred Stock purchased by such Purchaser as set forth on Schedule I hereto;
                ----------

             (iii) The Company shall deliver to each Purchaser a Warrant, in the form of Exhibit B hereto, representing the right to acquire the number of
            ---------
shares of Common Stock purchased by such Purchaser as set forth on Schedule I
                                                                   ----------
hereto; and

             (iv) The parties shall execute and deliver each of the documents referred to in Section 4.1 hereof.


                                  ARTICLE II.

                        REPRESENTATIONS AND WARRANTIES

     2.1     Representations, Warranties and Agreements of the Company.  The
     ---     ---------------------------------------------------------
Company hereby makes the following representations and warranties to each of the
Purchasers:

     a.      Organization and Qualification.  The Company is a corporation
     --      ------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except for Beacon Power Corporation or ("Beacon") and as set forth on Schedule 2.1(a), the Company has no subsidiaries (collectively, the
   ----------------
"Subsidiaries"); it being agreed that for purpose of this Agreement Beacon is
-------------
not a subsidiary of the Company. Each of the Subsidiaries (which, except as provided in the prior sentence, for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Agreement or the Transaction Documents (as defined in Section 2.1(b)) or any of the material transactions contemplated hereby or thereby, (y) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its Subsidiaries, taken as a whole or (z) impair the Company's ability to perform in all material respects on a timely basis its material obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect"). The Company has on file with the Securities Exchange
 -----------------------
Commission true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate
                                                                    -----------
of Incorporation"), and the Company's Bylaws, as in effect on the date hereof
----------------
(the "Bylaws").
      ------

          b.     Authorization; Enforcement. The Company has the requisite
                 --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Certificate of Designation, the Warrants and the Registration Rights Agreement (collectively, the "Transaction
                                                          -----------
Documents"), and otherwise to carry out its obligations hereunder and
---------
thereunder. The execution and delivery of each of this Agreement and the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action. This Agreement has been duly executed by the Company and the Warrants and Registration Rights Agreement at the Closing will be duly executed by the Company. When delivered in accordance with the terms hereof the Transaction Documents will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto. Neither the Company nor any Subsidiary is in any material violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents such that any right of a holder of the Securities would be affected. Prior to the Closing Date the Certificate of Designation has been filed with the Secretary of State of Delaware and will be in full force and effect, enforceable against the Company in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and except that rights to indemnification and contribution may be limited by Federal or state securities laws or public policy relating thereto.

          c.   Capitalization.  As of the date hereof, the authorized capital
               --------------
stock of the Company is as set forth in Schedule 2.1(c).  All of such
                                        ---------------
outstanding shares of capital stock, except as disclosed in the SEC Documents (as defined in Section 2.1(k)) have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in Schedule
                                                                        --------
2.1(c) or in the SEC Documents,
------

(i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any Transaction Document, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding debt securities of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares of Preferred Stock, Warrants or shares of Common Stock as described in this Agreement or upon the conversion of the Preferred Stock or upon the exercise of the Warrants, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (viii) except for the put rights granted to the holders of the Class D Preferred Stock of Beacon and except as specifically disclosed in the SEC Documents (as defined in Section 2.1(k) hereof), to the knowledge of the Company no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by
                          ------------
agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. "Person" means an individual or
                                      ------
corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          d.     Authorization and Validity; Issuance of Shares.  Subject to
                 ----------------------------------------------
amendments that may be required in the future due to the reset or adjustment to the number of shares issuable or exercise price on the shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants (collectively, the "Underlying Shares"), the Underlying Shares are and will at
                    -----------------
all times hereafter continue to be duly authorized and reserved for issuance and the shares of Common Stock issued upon conversion of the Securities (the "Conversion Shares") and exercise of the Warrants (the "Warrant Shares") will be
 -----------------                                      --------------
validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by the Purchasers (collectively, "Liens") and will not be
                                                       -----
subject to any preemptive or similar rights. Assuming the accuracy of the Purchaser's representation in Section 2.2, the issuance by the Company of the Preferred Stock, the Warrants and the Underlying Shares is exempt from registration under the Securities Act.

          e.     No Conflicts.  The execution, delivery and performance of this
                 ------------
Agreement and each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Underlying Shares) do not and will not (i) conflict with or violate any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company or any of the Subsidiaries, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a breach or a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries (except for any shareholder approval that may be required pursuant to the rules of the NASDAQ), or by which any material property or asset of the Company or any Subsidiary is bound or affected except, in each such case, for any violation, conflict, default or breach which is not reasonably expected to have a Material Adverse Effect.

          f.     Consents and Approvals.  Except as specifically set forth on
                 ----------------------
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain
---------------
any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal or state governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement, (ii) the application(s) or any letter(s) acceptable to the National Market System of Nasdaq Stock Market ("Nasdaq") for the listing of the Underlying Shares with Nasdaq (and with any
  ------
other national securities exchange or market on which the Common Stock is then listed), (iii) any filings, notices or registrations under applicable state securities laws, (iv) the filing of a form D with the Commission, (v) the approval of the Company's Board of Directors and (vi) the filings of the Certificates of Designation with the Secretary of State of Delaware, which filing and approval shall be effected on or prior to the Closing Date (together with the consents, waivers, authorizations, orders, notices and filings referred to on Schedule 2.1(f), the "Required Approvals").
      ---------------       ------------------

          g.     Litigation; Proceedings.  Except as specifically set forth on
                 -----------------------
Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or
---------------
investigation pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties or assets before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Transaction Documents or (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          h.     No Default or Violation.  Except as specifically set forth on
                 -----------------------
Schedule 2.1(h), neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties or assets is bound and which is required to be included as an exhibit to any SEC Document (as defined in Section 2.1(k) hereof) or will be required to be included as an exhibit to the Company's next filing under either the Securities Act or Exchange Act, (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it, (iii) is in violation of any statute, rule or regulation of any governmental authority to which it is subject, (iv) is in default under or in violation of its Certificate of Incorporation, Bylaws or other organizational documents, respectively, or (v) is in default under or in violation of any of the listing requirements of Nasdaq as in effect on the date hereof and is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq in the foreseeable future except, in each such case, for any violation or default which is not reasonably expected to have a Materially Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and has not been conducted, in violation of any law, ordinance, rule or regulation of any governmental entity, except where such violations have not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in breach of any agreement where such breach, individually or in the aggregate, would have a Material Adverse Effect

          i.     Disclosure; Absence of Certain Changes. None of this Agreement,
                 --------------------------------------
the Schedules to this Agreement, the Transaction Documents, the SEC Documents (as amended to date) contained as of their respective dates, any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on
Schedule 2.1(i) or in SEC Documents filed on EDGAR through the date hereof,
---------------
since the filing of the Company's quarterly report on Form 10-Q on August 16, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, liabilities or results of operations of the Company or the Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

          j.     Private Offering.  The Company and all Persons acting on its
                 ----------------
behalf have not made within the six months preceding the Closing Date, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security at any time within six months after the Closing Date under circumstances that would require registration of the Securities, the Warrants or the Underlying Shares or the issuance of such securities under the Securities Act.

          k.     SEC Documents; Financial Statements.  The Common Stock of the
                 -----------------------------------
Company is registered pursuant to Section 12(g) of the Exchange Act. The Company has filed during its current fiscal year all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including pursuant to Section 13, 14 or 15(d) thereof (the foregoing materials and financial statements and schedules thereto being collectively referred to herein as the "SEC Documents"), on a timely basis or has received a valid extension of such
 -------------
time of filing and has filed any such SEC Documents prior to the expiration of any such extension. The Company has delivered to each of the Purchasers or its representatives true, complete and accurate copies of the SEC Documents that were not filed pursuant to EDGAR. As of their respective dates and giving effect to all amendments thereto filed with the Commission, the financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. The Company acknowledges that the Purchasers will be trading in the securities of the Company in reliance on the foregoing representation and warranty.

          l.     Investment Company. The Company is not, and is not controlled
                 ------------------
by or under common control with an affiliate (an "Affiliate") of an "investment
                                                  ---------
company" within the meaning of the Investment Company Act of 1940, as amended.

          m.     Broker's Fees.  No fees or commissions or similar payments with
                 -------------
respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank, other than as set forth in Schedule 2.1(m). The Purchasers shall have no obligation with respect to any
   ---------------
fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(m) that may be due in connection with the transactions contemplated by this Agreement and the Transaction Documents.

          n.     Form S-3 Eligibility.  The Company is, and at the Closing Date
                 --------------------
will be, eligible to register securities (including the Underlying Shares) for resale with the Commission under Form S-3 (or any successor form) promulgated under the Securities Act.

          o.     Listing and Maintenance Requirements Compliance.  The principal
                 -----------------------------------------------
market on which the Common Stock is currently traded is Nasdaq. Except as disclosed on Schedule 2.1(o), the Company has not in the three years preceding
             ---------------
the date hereof received notice (written or oral) from Nasdaq (or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of such market or exchange. The Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by Nasdaq. After giving effect to the transactions contemplated by this Agreement and the Transaction Documents, the Company is and will be in compliance with all such maintenance requirements except for any approval required under the NASD rules.

          p.     Intellectual Property Rights.  To the best of the knowledge of
                 ----------------------------
the Company, the Company owns or possesses, or can obtain by payment of royalties in amounts which, in the aggregate, will not have a Material Adverse Effect, all of the patents, trademarks, service marks, trade names, copyrights, proprietary rights, trade secrets, and licenses or rights to the foregoing, necessary for the conduct of the business of the Company as currently conducted. To the best of the Company's knowledge, the business of the Company does not cause the Company to infringe or violate any of the patents, trademarks, service marks, trade names, copyrights, licenses or proprietary rights of any person or entity.

          q.     Registration Rights; Rights of Participation.  Except as
                 --------------------------------------------
described on Schedule 2.1(q) hereto, (i) the Company has not granted or agreed
             ---------------
to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any Transaction Document.

          r.     Tax Status; Firpta. Except as set forth on Schedule 2.1(r), the
                 ------------------                         ---------------
Company and each of the Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith (which are set forth on
Schedule 2.1(r) hereof), and has set aside on it books provisions reasonably
---------------
adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not a "United States real property holding corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

          s.     Transactions With Affiliates.  Except as set forth on Schedule
                 ----------------------------                          --------
2.1(c) or Schedule 2.1(s), none of the officers, directors, or employees of the
------    ---------------
Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          t.     Application to Takeover Protection. The Company and its Board
                 ----------------------------------
of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or the laws of the state of incorporation which is or could become applicable to the Purchasers or the Transaction Documents as a result of the transactions contemplated by this Agreement or the Transaction Documents. None of the transactions contemplated by this Agreement or the Transaction Documents, including the conversion of the Securities and the exercise of the Warrants, will trigger any poison pill provisions of any of the Company's stockholders' rights or similar agreements.

          u.     Solicitation Materials. The Company has not (i) distributed any
                 ----------------------
offering materials in connection with the offering and sale of the Securities or the Warrants, other than the SEC Documents, the Schedules to this Agreement, any amendments and supplements thereto, material or information requested by the Purchasers or their representatives in connection with the transaction contemplated by this Agreement, and the materials listed on Schedule 2.1(u), or
                                                            ---------------
(ii) solicited any offer to buy or sell the Securities or the Warrants by means of any form of general solicitation or advertising. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities or Warrants.

          v.     Acknowledgement of Dilution. The Company understands and
                 ---------------------------
acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares and Warrant Shares upon conversion of the Securities or exercise of the Warrants. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Securities or exercise of the Warrants in accordance with this Agreement, the Certificate of Designation and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

          w.     Acknowledgement Regarding Purchasers' Purchase of Securities.
                 ------------------------------------------------------------
The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

          x.     Seniority; Exclusivity. Except for a class of equity securities
                 ----------------------
of the Company issued with an exercise price, conversion price or strike price in excess of the Conversion Price (as defined in the Certificate of Designation), no class of equity securities of the Company will be senior to the Securities in right of payment, whether upon liquidation, dissolution or otherwise. So long as any Securities issued hereunder remains outstanding, the Company shall not exchange, redeem or convert any of the Company's capital stock for indebtedness, including convertible debt, of the Company. The Company shall not issue and sell any Securities, other than to the Purchasers pursuant to this Agreement, without the prior written consent of each of the Purchasers; provided however, that within thirty (30) days of the Closing Date the Company may sell up to 2,000 shares of Preferred Stock to purchasers for an aggregate purchase price of $2,000,000 and subject to terms approved by the Purchasers, which approval shall not be unreasonably withheld.

          y.     Other Agreements.  The Company has not, directly or indirectly,
                 ----------------
made any agreements with any Purchasers relating to the terms and conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

     Any information furnished in the schedules to Section 2.1 (a "Disclosure Schedule") shall be deemed to modify all of the Company's representations and warranties. The inclusion of any information in the Disclosure Schedule shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material to the company, has or would have a Material Adverse Effect. For purposes of this Agreement, the terms "to the Company's knowledge," "known by the Company" or other words of similar meaning shall mean the actual knowledge of David

Eisenhaure or Michael Turmelle without any obligation of investigation, and shall not refer to the knowledge of any other person or entity.


     2.2     Representations and Warranties of the Purchasers.  Each of the
             ------------------------------------------------
Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

             a.   Organization; Authority. Such Purchaser is a corporation or a
                  -----------------------
limited duration company or a limited liability company or limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Securities and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

             b.   Investment Intent. Such Purchaser is acquiring the Securities
                  -----------------
and the Warrants for its own account and not with a present view to or for distributing or reselling the Securities, the Warrants, the Conversion Shares or the Warrant Shares or any part thereof or interest therein in violation of the Securities Act; provided, however, that by making the representations herein,
                -----------------
such Purchaser does not agree to hold any of the Securities, the Warrants, the Conversion Shares or the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

             c.   Purchaser Status.  At the time such Purchaser was offered the
                  ----------------
Securities and the Warrants, and at the Closing Date, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Purchaser, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and the Warrants.

             d.   Reliance. Such Purchaser understands and acknowledges that
                  --------
(i) the Securities and the Warrants are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this
Section 2.2 and such Purchaser hereby consents to such reliance.

             e.   Information. Such Purchaser and its advisors, if any, have
                  -----------
been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities and Warrants which have been requested by such Purchaser or its advisors. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser's right to rely on the Company's
representations and warranties contained in Section 2.1 above.   Such Purchaser
understands that its investment in the Securities and Warrants involves a significant degree of risk.

              f.   Governmental Review. Such Purchaser understands that no
                   -------------------
United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or Warrants.

              g.   Residency. Such Purchaser is a resident of the jurisdiction
                   ---------
set forth immediately below such Purchaser's name on Schedule II hereto.

     The Company acknowledges and agrees that the Purchasers make no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.



                                 ARTICLE III.

                               OTHER AGREEMENTS

     3.1      Transfer Restrictions.
              ---------------------

              a. If any Purchaser should decide to dispose of the Securities, the Warrants, the Conversion Shares or the Warrant Shares held by it, such Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act, including Rule 144 promulgated under the Securities Act ("Rule 144"). In
                                                          --------

connection with any transfer of any Securities, Warrants, Conversion Shares or Warrant Shares other than pursuant to an effective registration statement, Rule 144 or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if
                                                      --------  -------
the Securities, Warrants, Conversion Shares or Warrant Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Purchaser if such Purchaser provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by any Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Transaction Documents. If a Purchaser provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Securities, the Conversion Shares, the Warrants and the Warrant Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Warrants, the Conversion Shares and the Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the

Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. Notwithstanding the foregoing or anything else contained herein to the contrary, the securities may be pledged as collateral in connection with a bona fide margin account or
                                                  ---- ----
other lending arrangement


              b. Each Purchaser agrees to the imprinting by the Company, so long as is required by this Section 3.1(b), of the following legend on the Securities, the Warrants, the Conversion Shares and the Warrant Shares:

                   THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
              WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

              Neither the Securities, the Warrants, the Conversion Shares, nor the Warrant Shares shall be required to contain the legend set forth above (or any other legend) (i) at any time after transfer pursuant to a registration statement is effective under the Securities Act covering such security, (ii) if in the written opinion of counsel to the Company or the Purchasers experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or
(iii) if such Securities, Warrants, Conversion Shares or Warrant Shares are sold pursuant to Rule 144. When requested, which request will be accompanied by the certificate representing such shares, the Company agrees that it will provide each Purchaser with a certificate or certificates representing Securities, Warrants, Conversion Shares or Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, upon request, receive such certificate or certificates free of any legend.

              c. Notwithstanding the foregoing, the Purchaser's disposition of the Conversion Shares and the Warrant Shares shall be subject to Suspension Periods (as defined in the Registration Rights Agreement) set forth in Section 3(r) of the Registration Rights Agreement.

     3.2      Stop Transfer Instruction. The Company may not make any notation
              -------------------------
on its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1, except as contemplated by the Certificate of Designation.

     3.3      Furnishing of Information. Until the Securities, the Warrants, the
              -------------------------
Conversion Shares or the Warrant Shares have been sold pursuant to a registration statement under the Securities Act or are eligible for sale pursuant to Rule 144(k), the Company will cause the Common Stock to continue at all times to be registered under Section 12(g) of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13, 14 or 15(d) of the Exchange Act and, unless filed by EDGAR, promptly furnish, but in no event later than two (2) business days after the filing thereof with the Commission, the Purchasers with true and complete copies of all such filings, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. Until the Securities, the Warrants, the Conversion Shares or the Warrant Shares have been sold pursuant to a registration statement under the Securities Act or are eligible for sale pursuant to Rule 144(k), if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of the Securities, the Warrants, the Conversion Shares or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Securities, the Warrants, the Conversion Shares, or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.1(b).

     3.4   Blue Sky Laws.  In accordance with the Registration Rights Agreement,
           -------------
the Company shall (i) qualify the Conversion Shares and the Warrant Shares under the securities or "blue sky" laws of such jurisdictions as the Purchasers may request (or to obtain an exemption from such qualification), (ii) shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date and (iii) shall continue such qualification at all times through the resale of all Conversion Shares or Warrant Shares, but in any event not past the 2/nd/ anniversary of the Closing Date.

     3.5   Integration.  The Company shall not sell, offer for sale or solicit
           -----------
offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities, the Warrants, the Conversion Shares or the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Securities, the Warrants, the Conversion Shares or the Warrant Shares to any Purchaser or cause the offering of such securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

     3.6   Listing and Reservation of Conversion Shares and Warrant Shares.
           ---------------------------------------------------------------

     a. The Company shall (i) not later than three (3) business days after the Closing Date prepare and file with Nasdaq (as well as any other national securities exchange or market on which the Common Stock is then listed) an additional shares listing application or a letter acceptable to Nasdaq covering and listing a number of shares of Common Stock which is at least equal to 1.2 times the maximum number of Underlying Shares then issuable, (ii) take all steps necessary to cause the Underlying Shares to be approved for listing on Nasdaq (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, (iii) maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such Underlying Shares, and (iv) provide to the Purchasers evidence of such listing. Neither the Company nor any of its Subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on Nasdaq. Prior to the effectiveness of the Initial Registration Statement (as defined in the Registration Rights Agreement), the Company shall promptly provide to each Purchaser copies of any notices it receives from Nasdaq regarding the continued eligibility of the Common Stock for listing on such automated quotation system, so long as such notice does not include material, nonpublic information. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 3.6(a).

     b. The Company at all times shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for 1.2 times the full conversion of the outstanding Securities and exercise of the outstanding Warrants. Shares of Common Stock reserved for issuance upon conversion of the Securities and the exercise of the Warrants shall be allocated pro rata to each of the Purchasers in accordance with the amount of Securities and Warrants issued and delivered to such Purchaser at the Closing. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover 120% of the number of Conversion Shares and Warrant Shares issued and issuable upon conversion of the Securities and exercise of the Warrants (based on the Conversion Price (as defined in the Certificate of Designation) of the Securities in effect from time to time and the Exercise Price (as defined in the Warrants) of the Warrants in effect from time to time) without regard to any limitation on conversions or exercises, the Company will promptly take all corporate action necessary to authorize and reserve 120% of such shares pursuant to Section 3(b) of the Registration Rights Agreement, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.6(b), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares. In addition, upon the occurrence of an adjustment or reset of the Conversion Price (as defined in the Certificate of Designation) or Exercise Price (as defined in the Warrant), the Company shall be required to file, within ten (10) business days of such event, a registration statement covering the product of
1.05 and the number Underlying Shares, less the number of Underlying Shares for which a registration statement is then effective. The Company shall use its best efforts to cause such registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on or prior to that date which is one hundred and twenty (120) days after the filing date thereof. All calculations of the above amount shall be made without regard to any limitation on conversions of Securities or exercises of Warrants.

  3.7     Notice of Breaches.
          ------------------

          a. The Company and each Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Transaction Documents. However, no disclosure by either party pursuant to this Section 3.7 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Transaction Documents.

          b. Notwithstanding the generality of Section 3.7(a), the Company shall promptly notify, provided such notification will not constitute material non-public information, each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company or any Subsidiary to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company or any Subsidiary, and the Company shall promptly furnish by facsimile to the Purchasers a copy of any written statement in support of or relating to such claim or notice.

          c. The default by any Purchaser of any of its obligations, representations or warranties under this Agreement or the Transaction Documents shall not be imputed to, and shall have no effect upon, any other Purchaser or affect the Company's obligations under this Agreement or any Transaction Document to any non-defaulting Purchaser.

     3.8  Form D.  The Company agrees to file a Form D with respect to the
          ------
Securities and Warrants as required by Rule 506 under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

     3.9  Future Financings.  At any time prior to the third anniversary of the
          -----------------
Closing Date, as long as shares of the Preferred Stock are outstanding, except for (i) Exempted Securities as defined in the Certificate of Designation; or
(ii) shares issued in a transaction registered under the Securities Act, if the Company agrees to issue shares of Common Stock or other securities convertible into or exchangeable or exercisable for Common Stock (the "New Security") while
                                                           ------------
any shares of Preferred Stock are outstanding at an effective price per share which is less (including, without limitation, any security which is convertible into or exchangeable or exercisable for Common Stock at a price which may change with the market price of the Common Stock) than the Conversion Price (as defined in the Certificate of Designation) of the shares of Preferred Stock as of the date thereof (a "Future Financing"), the Company shall provide to the Purchasers
                 ----------------
by 5:00 p.m. (New York time) on or before the third (3/rd/) Trading Day (as defined below) after the decision to issue the New Security has been made, written notice of the Future Financing containing in reasonable detail (i) the proposed terms of the Future Financing, (ii) the amount of the proceeds that will be raised and (iii) the Person with whom such Future Financing shall be effected, and attached to which shall be a term sheet or similar document relating thereto (the "Future Financing Notice"). Upon receiving the Future
                       -----------------------
Financing Notice, each Purchaser shall have the pro rata right (based on the purchase price of the shares of Preferred Stock held by such Purchaser relative to the aggregate purchase price of shares of Preferred Stock outstanding) to purchase, on the same terms as the Future Financing, an amount of New Securities (in addition to the New Securities being issued in the Future Financing) having a purchase price which shall not exceed the aggregate purchase price of the New Securities being issued in the Future Financing. In the event a Purchaser desires to exercise the right granted under this Section 3.9, such Purchaser must notify the Company on or prior to the fifth (5/th/)Trading Day after such Purchaser has received the Future Financing Notice. In the event the terms and conditions of a proposed Future Financing are amended in any material respect after delivery of the Future Financing Notice but prior to the closing of the proposed Future Financing to which such Future Financing Notice relates, the Company shall deliver a new notice to each Purchaser describing the amended terms and conditions of the proposed Future Financing and each Purchaser thereafter shall have an option during the two (2) Trading Days period following delivery of such new notice to purchase its pro rata share (based on the Purchaser's percentage of the aggregate purchase price of the outstanding shares of Preferred Stock such Purchaser owns) of the New Securities being offered on the same terms as contemplated by such proposed Future Financing, as amended, or to withdraw its election to exercise such right. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Financing. At the closing for such Future Financing, the transactions contemplated by this Section 3.9 shall close, subject to the completion of mutually satisfactory documentation, and the Company shall tender to each Purchaser certificates representing the New Securities that it agreed to purchase and the Purchasers shall make payment for the entire purchase price in immediately available funds at the closing of such sale; provided, however, that
                                                         --------  -------
each Purchaser, in lieu of providing cash as consideration for the purchase price, may retire all or a portion of the outstanding number of and any dividends owing on the shares of Preferred Stock as payment of the purchase price for the shares of Common Stock that it desires to purchase pursuant to this Section 3.9. "Trading Day" shall mean a day on which the Nasdaq (or in the
                   -----------
event the Common Stock is not traded on Nasdaq, such other securities market on which the Common Stock is listed) is open for trading.

     3.10 Use of Proceeds.  The Company shall use the proceeds from the sale of
          ---------------
the Securities and the exercise of the Warrants for the repayment of short-term indebtedness, working capital, acquisitions or other corporate purpose including the financing of Beacon.

     3.11 Transactions with Affiliates.  So long as any Securities or Warrants
          ----------------------------
are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors or persons who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or Affiliates or any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary
                                     -------------
employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a Person other than such Related Party, or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes of this section only means,
                             ---------
with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity.

"Control" or "Controls" for purposes of this section means that a person or
--------      --------
entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     3.12 Transfer Agent Instructions.  At the Closing the Company shall issue
          ---------------------------
irrevocable instructions to its transfer agent (and shall issue to any subsequent transfer agent as required), to issue certificates, registered in the name of each such Purchaser or its respective nominee(s), for the Conversion Shares and/or the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company in a form acceptable to such Purchasers (the

"Irrevocable Transfer Agent Instructions").  So long as required pursuant to
 ---------------------------------------
Section 3.1(b), all such certificates shall bear the restrictive legend specified in Section 3.1(b) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.12, and stop transfer instructions to give effect to Section
3.1 hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares under the Securities Act) will be given by the Company to its transfer agent and that the Securities, the Warrants, the Conversion Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Transaction Documents. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a beach or threatened breach by the Company of the provisions of this Section 3.12, that the Purchasers, shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     3.13 Press Release; Filing of Form 8-K.  Subject to the provisions of
          ---------------------------------
Section 6.10 hereof, prior to the opening of Nasdaq on August 28, 1999, the Company shall file a press release in form and substance acceptable to the Purchasers. On or before the 3/rd/ business day following the Closing Date, the Company shall file a Form 8-K with the Commission describing the terms of the transaction contemplated by this Agreement and the Transaction Documents in the form required by the Exchange Act.

     3.14 Ordinary Course Brokerage and Trading.  Each Purchaser represents and
          -------------------------------------
agrees that neither Purchaser, nor any affiliate of any Purchaser nor any person that is required by internal policy to pre-clear securities transactions with any Purchaser or its affiliates will, enter into any short sales of the Company's Common Stock, except in connection with an intended sale of Common Stock, and in such event, only to the extent covered within seven (7) Trading Days of such short sale. In addition, each Purchaser represents and agrees on behalf of itself and each of the persons identified in the preceding sentence that it will not establish a short position or sell any of the Conversion Shares or Warrant Shares during (i) the twenty (20) Trading Day period prior to the one
(1) year anniversary of the Closing Date or (ii) the seventy five (75) Trading Day period ending on August 26, 2003 and August 26, 2006.

                                  ARTICLE IV.

                                  CONDITIONS

     4.1  Closing Conditions.
          ------------------

          a.   Conditions Precedent to the Obligation of the Company to Sell.
               -------------------------------------------------------------
The obligation of the Company to sell the Securities and the Warrants hereunder is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, at or before the Closing, of each of the following conditions:

               (i)  Accuracy of the Purchasers' Representations and Warranties.
                    ----------------------------------------------------------
The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made (except for representations and warranties that speak as of a specific date) and as of the Closing Date;

               (ii) Performance by the Purchasers.  Each Purchaser shall have
                    -----------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing; and

               (iii)     No Injunction.  No statute, rule, regulation, executive
                         -------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

          b.   Conditions Precedent to the Obligation of the Purchasers to
               -----------------------------------------------------------
Purchase.  The obligation of each Purchaser hereunder to acquire and pay for the
--------
Securities and Warrants is subject to the satisfaction or waiver (with prior written notice to the Company and each other Purchaser) by such Purchaser, at or before the Closing, of each of the following conditions:

               (i)    Accuracy of the Company's Representations and Warranties.
                      --------------------------------------------------------
The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date);

               (ii)   Performance by the Company. The Company shall have
                      --------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing ;

               (iii)  No Injunction.  No statute, rule, regulation, executive
                      -------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

               (iv)   No Suspensions of Trading in Common Stock.  The trading in
                      -----------------------------------------
the Common Stock shall not have been suspended by the Commission or on Nasdaq (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company);

               (v)    Listing of Common Stock.  The Common Stock shall have been
                      -----------------------
at all times since the date hereof, and on the Closing Date shall be, listed for trading on Nasdaq;

               (vi)   Required Approvals.  All Required Approvals shall have
                      ------------------
been obtained and copies thereof delivered to such Purchaser;

               (vii)  Shares of Common Stock.  The Company shall have duly
                      ----------------------
reserved the number of Underlying Shares required by this Agreement and the Transaction Documents to be reserved for issuance upon conversion of the Securities and the exercise of the Warrants;

               (viii) Change of Control.  No Change of Control shall have
                      -----------------
occurred between the date hereof and the Closing Date. "Change of Control" means
                                                        -----------------
the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their Affiliates, of in excess of 40% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Board of Directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) , (iii), (iv) or (v);

               (ix)   Transfer Agent Instructions. The Irrevocable Transfer
                      ---------------------------
Agent Instructions, in a form acceptable to the Purchasers, shall have been delivered to and acknowledged in writing by the Company's transfer agent with a copy forwarded to each Purchaser;

               (x)    Resolutions.  The Board of Directors of the Company shall
                      -----------
have adopted resolutions consistent with Section 2.1(b) and in a form reasonably acceptable to each Purchaser (the "Resolutions");
                                   -----------

               (xi)   Litigation. No litigation shall have been instituted or
                      ----------
threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and

               (xii)  Adverse Changes.  Since the date of the financial
                      ---------------
statements included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which had a Material Adverse Effect shall have occurred which is not disclosed in the Schedules hereto (for purposes hereof, changes in the market price of the Common Stock may be considered in determining whether there has occurred an event which has had a Material Adverse Effect).

          c.   Documents and Certificates.  At the Closing, the Company shall
               --------------------------
have delivered to the Purchasers the following in form and substance reasonably satisfactory to the Purchasers:

               (i)    Opinion.  An opinion of the Company's legal counsel in the
                      -------
form attached hereto as Exhibit D dated as of the Closing Date;
                        ---------

               (ii)   Preferred Stock Certificate.  A Preferred Stock
                      ---------------------------
Certificate(s) representing the number of shares of Preferred Stock purchased by such Purchaser as set forth next to such Purchaser's name on Schedule I,
                                                             ----------
registered in the name of such Purchaser, each in form satisfactory to the Purchaser;

               (iii)  Warrant.  A Warrant(s) representing the Warrants purchased
                      -------
by such Purchaser as set forth next to such Purchaser's name on Schedule I,
                                                                ----------
registered in the name of such Purchaser;

               (iv)   Registration Rights.  The Company shall have executed and
                      -------------------
delivered the Registration Rights Agreement;

               (v)    Officer's Certificate.  An Officer's Certificate dated the
                      ---------------------
Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the Closing Date;

               (vi)   Secretary's Certificate.  A Secretary's Certificate dated
                      -----------------------
the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Closing Date,
(B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the Resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and of the Transaction Documents, and that such Resolutions have not been modified, rescinded or revoked;

               (vii)  Certificates of Incorporation.  The Company shall have
                      -----------------------------
delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company and each Subsidiary, in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten days of the Closing Date. The Company shall have delivered to each of the Purchasers a copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten days of the Closing Date;

               (viii) Certificates of Designation.  The Certificate of
                      ---------------------------
Designation shall have been duly approved by the Company's Board of Directors and filed with the Secretary of State of Delaware, and the Company shall have delivered a copy thereof to the Purchaser certified as filed by the office of the Secretary of State of Delaware;

               (ix)   Transfer Agent Letter.  The Company shall have delivered
                      ---------------------
to each Purchaser a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date; and

               (x)    Other Documents.  The Company shall have delivered to each
                      ---------------
Purchaser such other documents relating to the transactions contemplated by the Transaction Documents as the Purchasers or its counsel may reasonably request.


                                  ARTICLE V.

                                INDEMNIFICATION

     5.1       Indemnification.  In addition to all of the Company's other
               ---------------
obligations under this Agreement and the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser, its past and present Affiliates and their successors and assigns (in accordance with the provisions of Section 6.5 hereof), each other holder of the Underlying Shares and all of their stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing Person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnities") from and against any and all actions, causes of action, suits,
------------
claims, losses, proceedings, costs (as incurred), penalties, fees (including legal fees and expenses), liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnity is a party to the action for which indemnification hereunder is sought), and including interest, penalties and attorneys' fees and disbursements (the "Indemnified Liabilities"),
                                                      -----------------------
incurred by any Indemnity as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or in the Transaction

Documents, or any other certificate, instrument or document contemplated hereby or thereby or (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Transaction Documents, or any other certificate, instrument or document contemplated hereby or thereby. The indemnification obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of the Purchasers and partners, directors, agents, employees and controlling Persons (if any), as the case may be, of the Purchasers and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such affiliate and any such Person. The Company also agrees that neither the Purchasers nor any such Affiliates, partners, directors, agents, employees or controlling Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or any of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Purchaser or entity in connection with the transactions contemplated by this Agreement or the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     5.2       Procedures.
               ----------

               a. If a third party shall notify an indemnified party (the "Indemnified Party") with respect to any matter that may give rise to a claim for indemnification under the indemnity set forth above in Section 5.1, the procedure set forth below shall be followed.

                    (i)  Notice.  The Indemnified Party shall give to the party
                         ------
providing indemnification (the "Indemnifying Party") written notice of any claim, suit, judgment or matter for which indemnity may be sought under Section
6.1 promptly but in any event within thirty days after the Indemnified Party receives notice thereof; provided, however, that failure by the Indemnified
                         --------  -------
Party to give such notice shall not relieve the Indemnifying Party from any liability it shall otherwise have pursuant to this Agreement except to the extent that the Indemnifying Party is actually prejudiced by such failure. Such notice shall set forth in reasonable detail (i) the basis for such potential claim and (ii) the dollar amount of such claim.

                    (ii) Defense of Claim.  With respect to a claim by a third
                         ----------------
party against an Indemnified Party for which indemnification may be sought under this Agreement, the Indemnifying Party shall have the right, at its option, to be represented by counsel of its choice and to assume the defense or otherwise control the handling of any claim, suit, judgment or matter for which indemnify is sought, which is set forth in the notice sent by the Indemnified Party, by notifying the Indemnified Party in writing to such effect within fifteen days of receipt of such notice; provided, however, that the Indemnified Party shall have
                        --------  -------
the right to employ counsel to represent it if, in the Indemnified Party's reasonable judgment based upon the advice of counsel, it is advisable in light of the separate interests of the Indemnified Party, to be represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Indemnifying Party. If the Indemnifying Party does not give timely notice in accordance with the preceding sentence, the Indemnifying Party shall be deemed to have given notice that it does not wish to control the handling of such claim, suit or judgment. In the event the Indemnifying Party elects (by notice in writing within such fifteen day period) to assume the defense of or otherwise control the handling of any such claim, suit, judgment or matter for which indemnity is sought, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all reasonable professional fees (including attorneys' fees, accountants, consultants and engineering fees) and investigation expenses incurred by the Indemnifying Party prior to such election, notwithstanding the fact that the Indemnifying Party may not have been so liable to the Indemnified Party had the Indemnifying Party not elected to assume the defense of or to otherwise control the handling of such claim, suit, judgment or other matter. In the event that the Indemnifying Party does not assume the defense or otherwise control the handling of such matter, the Indemnified Party may retain counsel, as an indemnification expense, to defend such claim, suit, judgment or matter.

                    (iii)  Final Authority.  The parties shall cooperate in the
                           ---------------
defense of any such claim or litigation and each shall make available all books and records which are relevant in connection with such claim or litigation. In connection with any claim, suit or other proceeding with respect to which the Indemnifying Party has assumed the defense or control, the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to any matter which does not include a provision whereby the plaintiff or claimant in the matter releases the Indemnified Party from all liability with respect thereto, without the written consent of the Indemnified Party. In connection with any claim, suit or other proceeding with respect to which the Indemnifying Party has not assumed the defense or control, the Indemnified Party may not compromise or settle such claim without the consent of the Indemnifying Party, which shall not be unreasonably withheld and shall be deemed to have been given if the Indemnified Party provides the Indemnifying Party with a written notice setting forth the material terms of such compromise or settlement and the Indemnifying Party does not object thereto in writing within ten days of its receipt of such notice.


                                  ARTICLE VI.

                                 MISCELLANEOUS

     6.1     Entire Agreement.  This Agreement, together with the Exhibits and
             ----------------
Schedules hereto and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     6.2     Notices.  Any notices, consents, waivers or other communications
             -------
required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 7:00 p.m. EST where such notice is received) or the first business day following such delivery (if received after 7:00 p.m. EST where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:
               SatCon Technology Corporation
               161 First Street
               Cambridge, MA 02142-1221
               Telephone: (617)
               Facsimile: (617) 576-7455
               Attention: President and Chief Executive Officer

          With a copy to:
               Hale & Dorr LLP
               60 State Street
               Boston, MA 02109
               Telephone: (617) 526-6468
               Facsimile: (617) 526-5000
               Attention: Jeffrey N. Carp, Esq.



          If to the Transfer Agent:


          If to Brown Simpson Strategic Growth Fund, Ltd. to:

               152 West 57th Street, 40th Floor
               New York, New York  10029
               Telephone:  (212) 247-8200
               Facsimile:   (212) 247-1329
               Attention:  Paul Gustus

          If to Brown Simpson Strategic Growth Fund, L.P. to:

               152 West 57th Street, 40th Floor
               New York, New York  10029
               Telephone:  (212) 247-8200
               Facsimile:   (212) 247-1329
               Attention:  Paul Gustus


          With a copy, in the case of Notice to Brown Simpson Strategic Growth Fund, Ltd. or Brown Simpson Strategic Growth Fund, L.P. to:

               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
               590 Madison Avenue
               New York, New York  10022
               Telephone:  (212) 872-1000
               Facsimile:  (212) 872-1002
               Attention:  James Kaye

Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

     6.3     Amendments; Waivers.  No provision of this Agreement may be waived
             -------------------
or amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The Company shall not offer or pay any consideration to a Purchaser for consenting to such an amendment or waiver unless the same consideration is offered to each Purchaser and the same consideration is paid to each Purchaser which consents to such amendment or waiver.

     6.4     Headings.  The headings herein are for convenience only, do not
             --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.5     Successors and Assigns.  This Agreement shall be binding upon and
             ----------------------
inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Purchasers. The Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, provided, that any assignees must make the representations and warranties set forth in Section 2.2, in writing to the Company, and otherwise comply with the terms of this Agreement otherwise applicable to its assignor. This provision shall not limit a Purchaser's right to transfer securities in accordance with all of the terms of this Agreement or the Transaction Documents.

     6.6     No Third-Party Beneficiaries.  This Agreement is intended for the
             ----------------------------
benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     6.7     Governing Law.  This Agreement shall be governed by and construed
             -------------
and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER

OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     6.8     Survival.  The representations and warranties of the Company and
             --------
the Purchasers contained in Sections 2.1 and 2.2, the agreements and covenants set forth in Section 3, and the indemnification provisions set forth in Section 5, shall survive the Closing and any conversion of the Securities or exercise of the Warrants regardless of any investigation made by or on behalf of the such Purchaser or by or on behalf of the Company, except that, in the case of representations, warranties and indemnities such survival shall be limited to the period of three (3) years following the Closing Date on which they were made or deemed to have been made. This section shall have no effect on the survival of the indemnification provisions of the Registration Rights Agreement.

     6.9     Counterparts.  This Agreement may be executed in two or more
             ------------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     6.10    Publicity. The Company and the Purchasers shall consult with each
             ---------
other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Purchasers without each such Purchaser's prior written consent. Subject to the Company's review and approval, the Purchasers and their affiliated companies shall, without further cost, have the right to use in its advertising, marketing or other similar materials, the Company's logo and trademarks and all or parts of the Company's press releases that focus on the Transaction forming the subject matter of this Agreement or which make reference to the Transaction; provided, however, that Company approval is not required with regard to formal newspaper announcements of transactions or "tombstones." The Purchasers understand that this grant by the Company only waives objections that the Company might have to the use of such materials by the Purchasers and in no way constitutes a representation by the Company that references in such materials to the activities of third-parties have been cleared or constitute a fair use.

     6.11    Severability.  In case any one or more of the provisions of this
             ------------
Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.12    Remedies.  In addition to being entitled to exercise all rights
             --------
provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under this Agreement or the Transaction Documents without the showing of economic loss and without any bond or other security being required. Each of the Company and the Purchasers (severally and not jointly) agree that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     6.13    Independent Nature of Purchasers' Obligations and Rights.  The
             --------------------------------------------------------
obligations of each Purchaser hereunder is several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     6.14    Further Assurances.  Each party shall do and perform, or cause to
             ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.15    Fees and Expenses.  Except as set forth in the Registration Rights
             -----------------
Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay the
                               --------  -------
Purchasers an aggregate fee of $60,000 at the Closing. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Conversion Shares and the Warrant Shares pursuant hereto.



             IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                              SATCON TECHNOLOGY CORPORATION



                              By: /s/ Michael C. Turmelle
                                  ----------------------------------------------
                              Name: Michael C. Turmelle
                              Title:Vice President, Chief Financial Officer

                              BROWN SIMPSON STRATEGIC
                              GROWTH FUND, LTD.



                              By: /s/ James R. Simpson
                                 ______________________________________________
                              Name:  James R. Simpson
                              Title: Principal



                              BROWN SIMPSON STRATEGIC
                              GROWTH FUND, L.P.



                              By: /s/ James R. Simpson
                                 ______________________________________________
                              Name: James R. Simpson
                              Title: Principal

                                  Schedule I

                                        Principal Amount of            Number of Shares           Nos. of shares underlying
Name of Purchaser                       Securities at Closing Date     of Preferred Stock         Warrants
-----------------                       --------------------------     ------------------         --------
Brown Simpson Strategic                 $5 ,400,000                                 5,400                      452,250
 Growth Fund, Ltd.
Brown Simpson Strategic                 $2,600,000                                  2,600                      222,750
 Growth Fund, L.P.

                                  Schedule II

Name of Purchaser                              Address
-----------------                              -------


Brown Simpson Strategic Growth Fund, Ltd.      152 West 57th Street, 40th Floor
                                               New York, New York 10019
                                               Attn:  Paul Gustus
                                               Fax: (212) 247-1329
                                               Residence: Grand Cayman, Cayman
                                               Islands

Brown Simpson Strategic Growth Fund, L.P.      152 West 57th Street, 40th Floor
                                               New York, New York 10019
                                               Attn:  Paul Gustus
                                               Fax: (212) 247-1329
                                               Residence:  New York, New York